Employee Benefit Plans - Assumptions used (Detail)	12 Months Ended
	Nov. 27, 2016	Nov. 29, 2015	Nov. 30, 2014
Pension Benefits [Member]
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.00%	3.80%	4.60%
Expected long-term rate of return on plan assets	5.90%	5.90%	6.30%
Rate of compensation increase	3.40%	3.40%	3.70%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	3.80%	4.00%	3.80%
Rate of compensation increase	3.40%	3.40%	3.40%
Postretirement Benefits [Member]
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	3.80%	3.60%	4.20%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	3.70%	3.80%	3.60%
Assumed health care cost trend rates were as follows:
Health care trend rate assumed for next year	6.40%	6.40%	7.00%
Rate trend to which the cost trend is assumed to decline	4.40%	4.40%	4.50%
Year that rate reaches the ultimate trend rate	2038	2038	2028